Pro Forma Financial Information

Unaudited Condensed Consolidated Pro Forma Balance Sheet as Of May 30, 2008;

Unaudited Condensed Consolidated Pro Forma Statement of Operations for the period ended May 30, 2008;

Notes to Unaudited Condensed Consolidated Pro Forma Financial Statement.

Unaudited Condensed Combined Pro Forma Financial Information

On May 30, 2008, Sun World Partners Inc. (“Sun World”) finalized the execution of an acquisition agreement dated April 22, 2008 (the “Acquisition Agreement”) between Sun World, H Pay Card Inc. (“H Pay”), Tiempo de Mexico Ltd. (“Tiempo”), Kimberley Coonfer (“Coonfer”), Caribbean Overseas Investments Ltd. (“Caribbean”) and the stockholders of H Pay (the “H Pay Stockholders”).  Under the terms of the Acquisition Agreement, Sun World acquired all of the issued and outstanding shares of H Pay resulting in H Pay becoming a direct, wholly-owned subsidiary of Sun World.  Upon the acquisition of H Pay by Sun World, Sunworld issued the shareholders of H Pay an aggregate of 12,000,000 shares of the common stock of Sun World.  Pursuant to the terms of  the Acquisition Agreement all of the issued and outstanding shares of our subsidiary, Tiempo (the “Tiempo Shares”) were transferred to Coonfer and Caribbean in exchange for the  return to treasury of a total of 5,000,000 common shares of Sun World (the “Cancellation Shares”).  The Cancellation Shares were exchanged for the Tiempo Shares and $100,000 of the inter-company debt between Tiempo and Sun World was written off on the books of Tiempo and Sun World, and Tiempo provided a promissory note for the remaining intercompany debt between Tiempo and Sun World in the amount of $49,218.  As of May 30, 2008, Tiempo is no longer a subsidiary of Sun World and H Pay is a wholly owned subsidiary of Sun World and H Pay Stockholders received an aggregate of 12,000,000 shares of Sun World’s common stock representing 78.7% of the issued and outstanding shares of the Company.

The unaudited condensed combined pro forma statements of operations are presented combining Sunworld statement of operations for the period from June 1, 2007 to May 30, 2008, with H Pay unaudited statement of operations for the period from January 28, 2008 (Date of Inception) to May 30, 2008.  The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as at the acquisition date of May 30, 2008 and combines the Company’s unaudited condensed balance sheet as of May 30, 2008 with H Pay condensed balance sheet as at May 30, 2008.

The unaudited condensed combined pro forma financial data and the notes thereto should be read in conjunction with each of Sun World and H Pay’s historical financial statements.  The unaudited condensed combined pro forma financial data is based upon certain assumptions and estimates of management that are subject to change.  The unaudited condensed combined pro forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations.

The pro forma information is based on historical financial statements and the effect of the disposal of Tiempo de Mexico Ltd., giving effect to the transaction with H Pay Card Ltd. as a reverse acquisition and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.  The unaudited condensed combined pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which may be attained in the future.  The pro forma financial information should be read in conjunction with the historical financial statements of H Pay (including the notes thereto) included in this Form.

P roforma condensed combined financial infomration
B alance sheet
At May 30, 2008

| | Parent Consolidated (Sunworld and Tiempo) | Acquiree - H-Pay | Proforma adjustment 1 - disposal adjustment | Proforma adjustment 2 - Loan payable - Tiempo | Proforma adjustment 3 - issuance of 12,000,000 shares of common stock to acquire H Pay; elimination of intercorporate equity and Sun World accumulated deficit | Proforma combined |
|---|---|---|---|---|---|---|
| **Assets** | | | | | | |
| Current Assets | | | | | | |
| Cash | $ 119,061 | $ - | $ (35,040) | $ - | $ - | $ 84,021 |
| Accounts receivable | 5,454 | - | (978) | - | - | 4,476 |
| GST Receivable | 841 | - | (841) | - | - | - |
| Inventory | 109,013 | - | (109,013) | - | - | - |
| Prepaid expenses | 7,493 | - | (7,493) | - | - | - |
| | 241,862 | - | (153,365) | - | - | 88,497 |
| Loan receivable - Tiempo | - | - | - | 49,281 | - | 49,281 |
| Acquisition of Tiempo | - | - | - | - | - | - |
| Equipment (net of depreciation) | - | - | - | - | - | - |
| Leasehold improvements (net of amortization) | - | - | - | - | - | - |
| | $ 241,862 | $ - | $ (153,365) | $ 49,281 | $ - | $ 137,778 |
| **Liabilities** | | | | | | |
| Current Liabilities | | | | | | |
| Accounts payable | $ 24,436 | $ - | $ (9,794) | $ - | $ - | $ 14,642 |
| Layaway sales | - | - | - | - | - | - |
| Gift certificates Payable | 4,256 | - | (4,256) | - | - | - |
| GST payable | - | - | - | - | - | - |
| | 28,692 | - | (14,050) | - | - | 14,642 |
| Shareholder loan | 7,679 | 12,567 | (7,679) | - | - | 12,567 |
| Sunworld loan | - | - | (149,281) | 149,281 | - | - |
| Loans payable - related | 52,227 | - | (27,227) | - | - | 25,000 |
| | 88,598 | 12,567 | (198,237) | 149,281 | - | 52,209 |
| Equity | | | | | | |
| Cumulative other comprehensive income (loss) | 1,515 | (368) | (1,515) | - | - | (368) |
| Additional paid in capital | 281,800 | - | 5,000 | (100,000) | (92,280) | 94,520 |
| Common shares | 8,750 | 12,134 | (5,000) | - | (134) | 15,750 |
| Retained earnings (deficit) | (138,801) | (24,333) | 46,387 | - | 92,414 | (24,333) |
| | 153,264 | (12,567) | 44,872 | (100,000) | - | 85,569 |
| | $ 241,862 | $ - | $ (153,365) | $ 49,281 | $ - | $ 137,778 |

Proforma condensed combined financial infomration
Consolidated Statement of Operations
At May 30, 2008

	Parent Consolidated (Sunworld and Tiempo)	Acquiree - H-Pay	Proforma adjustment 1 - disposal adjustment	Proforma adjustment 2 - eliminate Sun World retained earnings	Proforma Combined
Gross Revenue	$ 239,226	$ -	$ (239,226)	$ -	$ -
Cost of Goods Sold	107,481	-	(107,481)	-	-
Net Revenue	131,745	-	(131,745)	-	-
Research and development	-	10,770	-	-	10,770
Travel	-	13,563	-	-	13,563
Prof fees	33,582	-	(2,781)	(30,801)	-
Salaries and wages	38,948	-	(38,948)	-	-
Administrative	92,463	-	(75,042)	(17,421)	-
Depreciation	248	-	(248)		-
	165,241	24,333	(117,019)	(48,222)	24,333
Net income/loss	(33,496)	(24,333)	14,726	(48,222)	(24,333)
Interest expense	(517)	-	517	-	-
Net Income (loss)	(34,013)	(24,333)	14,209	(48,222)	(24,333)
Other comprehensive loss					
Net loss	(34,013)	(24,333)	14,209	(48,222)	(24,333)
Foreign currency translation adjustment	6,591	(368)	(6,591)	-	(368)
Total Comprehensive income	$ (27,422)	$ (24,701)	$ 7,618	$ (48,222)	$ (24,701)
Loss from continuing operations - per share - basic and diluted					$ (0.00)
Weighted average shares - basic and diluted					15,750,000

SUN WORLD PARTNERS INC. NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

1.

Basis of Presentation

The unaudited condensed combined pro forma statements of operations are presented combining H Pay Card Ltd. Statement of operations for the period from January 28, 2008 (Date of Inception) to May 30, 2008 with Sun World Partners, Inc. unaudited statement of operations for the period from June 1, 2007 to May 30, 2008 giving effect to the transaction as of May 30, 2008.  The unaudited condensed combined pro forma balance sheet combines the Sun World Partners, Inc. unaudited condensed balance sheet as of May 30, 2008 with the H Pay Card Ltd. balance sheet as of May 30, 2008.

The pro forma net loss per share is computer using the weighted average number of shares outstanding for Sun World to the period ended May 30, 2008, plus the number of shares issued pursuant to the acquisition of H Pay Card Ltd.

2.

Pro forma adjustments

These unaudited pro forma condensed combined financial statements reflect the following pro forma adjustments:

Adjustment 1, relating to the disposal of Tiempo de Mexico.

To record the disposal of Tiempo de Mexico Ltd.

Adjustment 2, relating to write down of $100,000 of inter-corporate loan between Sun World Partners and Tiempo de Mexico

To record the write down of $100,000 of an inter-corporate loan between Sun World Partners and Tiempo de Mexico on disposal.

Adjustment 3, relating to the acquisition of H Pay and effect of reverse acquisition

To record the issuance of 12,000,000 shares of common stock at par value of $0.001 of Sun World Partners in exchange for all the shares of H Pay Card Ltd. (12,000,000), to eliminate the equity of the acquired entity and to eliminate the accumulated deficit of Sun World Partners.